EXHIBIT 10.1



                              ACQUISITION AGREEMENT

         THIS ACQUISITION AGREEMENT (this "Agreement") is dated as of February 23, 1999, by and between WORLDWIDE WEB NETWORX CORPORATION, a Delaware corporation ("WWWX") and NA ACQUISITION CORP., a Pennsylvania corporation ("NAAC").

                                    RECITALS

         A. Pursuant to (i) a certain Acquisition Agreement (the "GTG Agreement") dated on or about January 29, 1999 among WWWX, Global Trade Group, Ltd. ("GTG"), and GTG's shareholders and (ii) a certain BarterOne Membership Interest Sale Agreement (the "ETCO Agreement") dated December 16, 1998 between WWWX and Energy Trading Company ("ETCO"), WWWX has acquired all of the membership interests in BarterOne, LLC, a Delaware limited liability company ("BarterOne") and certain related assets of GTG.

         B. Following the closing under the GTG Agreement and the ETCO Agreement, WWWX caused BarterOne to be dissolved, and, presently holds all of the assets formerly held by GTG and BarterOne (collectively, the "BarterOne Assets"), including without limitation certain worldwide, perpetual licensing rights to the ORBIT System Software (On-Line Reciprocal Business and Inventory Transaction System), an electronic commerce system to be used as a transaction tool over the internet ("ORBIT").

         C. WWWX, NAAC and ETCO have entered into an Agreement on or about the date hereof (the "NAAC/ETCO Agreement"), pursuant to which ETCO will be issued 200,000 shares of NAAC Common Stock in satisfaction of a certain "ETCO Retained Interest" (as defined therein), following the closing under this Agreement.

         D. Pursuant to a certain Acquisition Agreement (the "PAR Agreement") dated on or about January 29, 1999 among WWWX, Positive Asset Remarketing, Inc. ("PAR"), and PAR's shareholders, WWWX acquired from PAR twenty-five percent (25%) of the issued and outstanding shares of Class A voting common stock of AsseTrade.com, Inc., a Delaware corporation ("AsseTrade"), together with certain associated rights under various agreements with the other shareholders of AsseTrade (collectively, the "AsseTrade Stock Interest").

         E. WWWX desires to transfer the BarterOne Assets and the AsseTrade Stock Interest (collectively, the "Purchased Assets") to NAAC, and NAAC desires to acquire the Purchased Assets, on the terms and subject to the conditions set forth herein.

         F. For federal income tax purposes, it is intended that the aforesaid transfer of the Purchased Assets qualify as an exchange under the provisions of
Section 351 of the United States Internal Revenue Code of 1986, as amended (the "Code").




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         NOW THEREFORE,  in consideration of the mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

SECTION 1.        ACQUISITION AND TRANSFER

         1.1 Agreement To Transfer. At the Closing (hereinafter defined), WWWX shall sell, grant, convey, transfer, assign and deliver to NAAC, upon the terms and subject to the conditions of this Agreement and in reliance upon the representations and warranties of NAAC in this Agreement and the Exhibits and Schedules hereto, free and clear of all liens, encumbrances and charges of any kind (except as hereinafter expressly provided), the Purchased Assets and, as consideration therefor, shall receive from NAAC the Purchase Price (hereinafter defined).

         1.2 Agreement To Acquire. At the Closing, NAAC shall acquire from WWWX, upon the terms and subject to the conditions of this Agreement and in reliance upon the representations and warranties of WWWX in this Agreement and in the Exhibits and Schedules hereto, the Purchased Assets and, as consideration therefor, shall pay to WWWX the Purchase Price (hereinaf ter defined).

SECTION 2.        PURCHASE PRICE; NO ASSUMPTION OF LIABILITIES

         2.1 Purchase Price. The purchase price for the Purchased Assets (the "Purchase Price") shall be as follows:

         (a) $800,000 shall be paid in immediately available funds at the Closing to WWWX;

         (b) An additional $500,000 shall be paid by delivery to WWWX of NAAC's Promissory Note in the form attached hereto as Exhibit "A" (the "Note"), which Note shall be payable in accordance with the terms and conditions stated therein; and

         (c) As further consideration, NAAC shall issue and deliver to WWWX One Million Eight Hundred Thousand (1,800,000) fully paid and non-assessable shares of the common stock of NAAC (the "NAAC Stock"), which shares are being issued in a private placement subject to all applicable Federal and State securities laws, regulations and restrictions, and shall bear a restrictive legend restricting transferability under the Securities Act of 1933, as amended (the "Securities Act").

         2.2 No Assumption of Liabilities. NAAC is not assuming or agreeing to pay or discharge any of the liabilities and obligations of WWWX, whether or not associated with or arising out of the Purchased Assets, the business of BarterOne or otherwise, and nothing in this Agreement or otherwise shall be construed to the contrary. All such liabilities and obligations, whether known or unknown, direct or contingent, in litigation or threatened or not yet asserted shall remain the responsibility of WWWX. Without limiting the generality of the foregoing, WWWX shall remain specifically responsible for (a) any liabilities with respect to any Taxes (as defined herein)





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(b) any  obligation  for any employee  grievance  pending at the Closing Date or accruing prior to the Closing Date, (c) any obligation with respect to any litigation accruing or arising prior to the Closing Date, and (d) any obligations for trade accounts payable owed on the Closing Date. Further, in no event shall NAAC assume or incur any liability or obligation with respect to any Taxes payable by WWWX incident to or arising as a consequence of the consumma tion by WWWX of this Agreement.

SECTION 3.        CLOSING; TRANSFER PROCEDURES

         3.1 Closing. The closing of the acquisition and transfer of the Purchased Assets (the "Closing") shall be held at 1 p.m., local time, on February 18, 1999 (the "Closing Date") at the offices of NAAC, or on such other date and at such other time or place as the parties may agree in writing.

         3.2  Transfer  of the  Purchased  Assets.  At the  Closing,  WWWX shall deliver to NAAC such bills of sale, stock certificates, endorsements, assignments and instruments of conveyance and transfer, in form and substance reasonably satisfactory to NAAC, as shall be reasonably required to vest in NAAC all of WWWX's right, title and interest in and to the Purchased Assets free and clear of all liens and encumbrances as provided in Section 3.4.

         3.3 Purchase Price. At the Closing, NAAC shall pay to WWWX the cash portion of the Purchase Price and shall issue and deliver to WWWX the Note and the NAAC Stock, all in accordance with Section 2 hereof.

         3.4 Release of Liens. At or prior to the Closing, WWWX shall deliver all necessary releases of liens and Uniform Commercial Code termination statements, if any, in forms reasonably acceptable to counsel for NAAC so that WWWX's title to the Purchased Assets is free and clear of all liens and encumbrances or as of the Closing will be.


SECTION 4.        REPRESENTATIONS AND WARRANTIES OF WWWX

         WWWX hereby represents and warrants to NAAC, as follows:

         4.1 Organization and Good Standing. WWWX and AsseTrade are both corporations duly organized, validly existing and in good standing under the laws of the State of Delaware. WWWX owns the AsseTrade Stock Interest free and clear of any liens, encumbrances or other rights of third parties. The AsseTrade Stock Interest, together with the 25% Class A voting common stock interest of PAR, the 50% Class A voting common stock interest of Butcher-Fox, LLC, a Maryland limited liability company ("Butcher-Fox") owned by Michael Fox International, Inc. ("Fox") and Henry Butcher USA, Inc. ("Butcher"), and the shares of Class B non-voting common stock owned by Admiral Asset Group, Inc. constitute 100% of the issued and outstanding capital stock of AsseTrade, and there are no outstanding options or rights to purchase or otherwise acquire any interest in AsseTrade of any kind or character, or any rights or interests convertible into or exchangeable for, or otherwise entitling anyone to acquire any such interest. Attached






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hereto  as  Exhibit  "B" is a true  and  complete  copy  of the  Certificate  of
Incorporation and By-Laws of AsseTrade and any and all agreements among the shareholders of AsseTrade, together with all amendments or modifications of any of the foregoing (the "AsseTrade Documents"). The AsseTrade Documents are in full force and effect and unmodified except as specifically set forth in Exhibit B, WWWX has performed all of its obligations to be performed thereunder, and WWWX has no knowledge of any default or claimed or alleged default, or state of facts which with notice or lapse of time or both, would constitute a default, in any obligation of WWWX or of any other party to be performed thereunder.

         4.2 Financial Condition. The Entrade Business Plan and the AsseTrade Business Plan presented to NAAC by WWWX, together with the AsseTrade Documents and the schedules to this Agreement, collectively represent true and complete lists of the BarterOne Assets and the assets and liabilities of AsseTrade on the date hereof and as anticipated to exist at the Closing, and together present fairly the financial condition, projected results of operations, business, properties, assets, liabilities and future prospects of the business to be conducted using the BarterOne Assets ("Entrade"), and the business of AsseTrade, as of the dates thereof and for the periods indicated therein. There has been no material adverse change in the financial condition or future prospects of AsseTrade or the BarterOne Assets, and no fact is known to WWWX which materially adversely affects or in the future may materially adversely affect the financial condition or future prospects of AsseTrade or Entrade.

         4.3 Title to BarterOne Assets. WWWX owns the BarterOne Assets, and has good and marketable title thereto including without limitation the ORBIT software and all related technical information and other intellectual property rights necessary to the conduct of Entrade's business (collectively, the "Intangible Assets"), free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or other encumbrances or conflicting claims of any nature whatsoever, except for possible claims of Avenir Internet Solutions, Inc. ("Avenir") under agreements with BarterOne ("Avenir Claims"), as hereinafter more particularly addressed, and except for those further matters (if any) set forth on Schedule 4.3 attached hereto and incorporated herein. In particular, and not in limitation of the foregoing:

         (a) The Intangible Assets do not and will not contain any "backdoor" or concealed access or any "software locks" or any similar devices which, upon the occurrence of a certain event, the passage of a certain amount of time, or the taking of any action (or the failure to take any action) by or on behalf of WWWX or others, will cause the Intangible Assets to be destroyed, erased, damaged or otherwise made inoperable;

         (b) The Intangible Assets are owned by WWWX exclusively and to WWWX's knowl edge, do not infringe upon, or misuse, misappropriate or otherwise act adversely to, the right or the claimed right of any person or entity under or with respect to the Intangible Assets or any part thereof;

         (c) WWWX has not received any notice of any claim of infringement or violation of any third party's copyrights, patents, trade secrets, trademarks or other proprietary rights relating






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to the Intangible  Assets nor, to the knowledge of WWWX,  does any basis for any such claim of right or interest in the Intangible Assets or otherwise adverse to WWWX's unqualified right to exclusively own and fully utilize the Intangible Assets exist;

         (d) There are no pending or, to the knowledge of WWWX, threatened suits, legal proceedings, claims or governmental investigations against or with respect to the Intangible Assets or any component thereof;

         (e) Except as set forth on Schedule 4.3, there are no licenses, assignments, instruments of transfer, pledges, encumbrances or agreements that are currently outstanding or in effect whereby any interest in or to the Intangible Assets has been licensed, assigned, transferred, pledged or otherwise conveyed to any person or entity;

         (f) To its knowledge, WWWX's rights to the Intangible Assets are not being infringed upon or misused or misappropriated by any person or entity;

         (g) To the knowledge of WWWX, neither the use and development of the Intangible Assets, nor the offer for sale, sale and use of services related to the Intangible Assets, infringes or will infringe upon any intellectual property right of any third party;

         (h) There are no outstanding agreements, confinements or encumbrances inconsistent with the provisions of this Agreement, whether made or entered into by the WWWX or BarterOne or otherwise except as set forth on Schedule 4.3;

         (i) To the knowledge of WWWX, no information relating to the Intangible Assets has been disclosed in a manner as to become available to the public;

         (j) The Intangible Assets will perform in substantial conformity with its specifications as identified in any and all documentation provided to NAAC;

         (k) To the knowledge of WWWX, the Intangible Assets are and will be free from defects in operation or otherwise relating to the year 2000, date data century recognition calcula tions that accommodate same century and multi-century formulas and date values, and century correct date data interface values, and will accurately process date and time data (including but not limited to, calculation, comparing and sequencing) from, into and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculation, and when used in combination with other information technology, will accurately process date and time data if the other information technology exchanges date and time data with it;

         (l) WWWX owns the entire worldwide right, title, and interest in and to all intellectual property rights in the Intangible Assets, including without limitation all copyrights in all computer programs and/or other works of authorship included in the Intangible Assets, and to its knowledge, all patent rights in and to any and all inventions included in the Intangible Assets, such patent rights including without limitation all patents and patent applications directed to such inventions and the





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right to file patent applications directed to such inventions, and all rights in the nature of trade secrets in the Intangible Assets; and

         (m) with respect to the Avenir Claims, (i) the ORBIT software can be rewritten or reconfigured to substitute an alternative "platform" for the software developed by Avenir, which substitution will have the effect of removing from the ORBIT software any technology developed by Avenir, thereby extinguishing any Avenir Claims, (ii) the ORBIT software, thus reconfigured, will function at least as well as the ORBIT software as presently configured, and (iii) the aforesaid reconfiguration can be completed within ninety (90) days following the Closing Date at a cost of approximately $50,000.

         4.4 Title to AsseTrade Assets. AsseTrade owns outright, and has good and marketable title to, all of its assets free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or other encumbrances or conflicting claims of any nature whatsoever, except as set forth on Schedule
4.4 attached hereto and incorporated herein.

         4.5 Tax Matters. Except as set forth on Schedule 4.5 attached hereto and incorporated herein, WWWX and AsseTrade have duly and timely filed or will cause to be duly and timely filed all Tax Returns (as defined herein) through the taxable year ended December 31, 1998 which are due and required to be filed and have paid or caused to be paid all Taxes due through the date hereof and any assessment of Taxes received, except Taxes or assessments that are being contested in good faith and have been adequately reserved against. WWWX and AsseTrade have received no notice of, and to the knowledge of WWWX, there is no pending or threatened proceeding or claim by any governmental agency for assessment or collection of Taxes from WWWX or AsseTrade. To the knowledge of WWWX all such Tax Returns have been prepared on the same basis as that of previous years and in accordance with all applicable laws, regulations and require ments, and accurately reflect the taxable income (or other measure of
Tax) of WWWX and AsseTrade. To the knowledge of WWWX, WWWX and AsseTrade have satisfied all Federal, state, local and foreign withholding tax requirements including but not limited to income, social security and employment tax. There are no liens for Taxes on any of the Purchased Assets. To the knowledge of WWWX no transaction described in this Agreement is subject to withholding under
Section 1445 of Code. As used herein, "Tax" or "Taxes" means any federal, state, local and foreign income, payroll, withholding, excise, sales, use, personal property, use and occupancy, business and occupation, mercantile, real estate, gross receipts, license, employment, severance, stamp, premium, windfall profits, social security (or similar unemployment), disability, transfer, registration, value added, alternative, or add-on minimum, estimated, or capital stock and franchise and other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not, and "Tax Returns" means all returns, reports, forms, declarations, claims for refunds or other information required to be filed or supplied to any person including a taxing authority in connection with Taxes (including without limitation information returns and declara tions of estimated Tax) (Any reference to "filed" or "file" with respect to Taxes shall also be deemed to include "supplied" or "supply").







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         4.6 Litigation. Except as disclosed in Schedule 4.6 attached hereto and incorporated herein:

         (a) There is no dispute, claim, action, suit, proceeding, arbitration or governmental investigation, either administrative or judicial, pending, or to the knowledge of WWWX threat ened, against WWWX, AsseTrade or the Purchased Assets; and

         (b) Neither WWWX nor, to the knowledge of WWWX, AsseTrade is in default with respect to any order, writ, injunction or decree of any court or governmental department, commis sion, board, bureau, agency or instrumentality, which involves the possibility of any judgment or liability which may result in any material adverse change in the financial condition of WWWX, AsseTrade or the Purchased Assets.

         4.7 Absence of Undisclosed Liabilities. There are no liabilities or obligations accrued, absolute, contingent or otherwise, except as disclosed in this Agreement or the Exhibits or Schedules hereto or as incurred, consistent with past business practice, in the normal and ordinary course of business, that could have a material adverse effect on AsseTrade or the Purchased Assets. For purposes of this Agreement, material means any matter which could exceed $100,000.

         4.8 Material Contracts. Schedule 4.8 contains a true and correct list of each contract, agreement, commitment or obligation with respect to the BarterOne Assets or AsseTrade which involves the payment of amounts in excess of $100,000 per year, including without limitation all license, franchise or distribution agreements and any lease of tangible personal property (the "Material Contracts"). Each of the Material Contracts constitutes a valid and binding obligation of the parties thereto, is in full force and effect and will continue in full force and effect following the consummation of the transactions described herein and hereby, in each case without breaching the material terms thereof or resulting in the forfeiture or impairment of any rights thereunder and without the consent, approval or act of, or the making of any filing with, any other party (except as set forth in Schedule 4.8). Neither WWWX nor, to the knowledge of WWWX, AsseTrade is in, or to its knowledge alleged to be in, breach or default under, nor is there or is there alleged to be any basis for termination of, any Material Contract and, to the knowledge of WWWX, no other party to any Material Contract has breached or defaulted thereunder, and no event has occurred and no condition or state of facts exists which, with the passage of time or the giving of notice or both, would constitute such a default or breach. Neither WWWX nor, to the knowledge of WWWX, AsseTrade is currently renegotiating any Material Contract or paying liquidated damages in lieu of the performance thereunder.

         4.9 Intangible Assets. Schedule 4.9 sets forth a list of (a) all patents, copyrights, trade names, trademarks, service marks and names (registered or unregistered), and applications and registrations therefor, (b) all research, development and commercially practiced processes, trade secrets, know-how, inventions, and engineering and other technical information, (c) all computer programs, software and data bases owned by or licensed, (d) all information, drawings, specifica tions, designs, plans, financial, marketing and business data and plans, other proprietary, confiden tial or intellectual information or property and all copies and embodiments thereof in whatever form






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or medium and (e) all customer and membership  lists,  included in the BarterOne
Assets or owned by AsseTrade (collectively, "Intangible Assets") as well as a list of all registrations thereof and pending applications therefor. Each of the Intangible Assets listed on such Schedule 4.9 as being owned by WWWX or AsseTrade is owned free and clear of any and all liens and encumbrances and, to the knowledge of WWWX, no other person or entity has any claim of ownership with respect thereto. AsseTrade has adequate licenses or other valid rights to use all of the Intangible Assets which it does not own and which are material to the conduct of its business. To the knowledge of WWWX, use of the Intangible Assets by WWWX or AsseTrade, as applicable, does not conflict with, infringe upon, violate or interfere with any intellectual property rights of any other person or entity, nor to the knowledge of WWWX, is any other person or entity infringing upon, violating or interfering with any such intellectual property rights.

         4.10 Compliance with Laws. To the knowledge of WWWX, WWWX and AsseTrade have complied with and are not in default under, or in violation of, any law, ordinance, rule, regulation or order (including, without limitation, any environmental, safety, employee benefit, health or price or wage control law, ordinance, rule, regulation or order) applicable to the Purchased Assets which materially adversely affect or, so far as WWWX can now reasonably foresee, may in the future materially adversely affect, the Purchased Assets.

         4.11 Authorization. The execution and delivery of this Agreement, and the sale, transfer and other actions described herein have been duly authorized by all necessary action of WWWX's Board of Directors and neither the execution and delivery of this Agreement nor the consummation of the transactions described herein by WWWX constitutes a violation or breach of applicable law or any material contract or instrument to which WWWX is a party or by which it is bound, or any order, writ, injunction, decree or judgment applicable to it, or constitutes a default (or would but for the giving of notice or lapse of time or both, constitute a default) under any material contract or instrument to which WWWX is a party or by which it is bound, or conflicts with or violates any provision of the Articles or Certificate of Incorporation or By-Laws of WWWX. Without limiting the generality of the foregoing provisions, the execution and delivery by WWWX of this Agreement and the consummation of the transactions described herein will not (i) result in a violation or default or give to any other person any rights, including rights of termination, cancellation or acceleration under any applicable law, rule or regulation, any material agreement, instrument or policy to which WWWX is a party or may be bound, (ii) result in any judgment, order, injunction, decree or ruling of any court or governmental authority to which WWWX is a party or subject or (iii) require any authorization, consent, approval, exemption or other action by any court or administrative or governmental body which has not been obtained or any notice to or filing with any court or administrative or governmental body which has not been given or done. This Agreement has been duly executed and delivered by WWWX and constitutes the valid and binding obligation of WWWX enforceable in accordance with its terms.

         4.12 Consents. Except as set forth in Section 4.11, no consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person, entity or governmental body is required on the part of WWWX or AsseTrade in connection with the





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execution and delivery by WWWX of this Agreement, or the compliance by WWWX with any of the provisions hereof.

         4.13     Investment Representations.

         (a) The shares of NAAC Stock being acquired by WWWX are intended to be and are being acquired solely for WWWX's account without a view to the current distribution or resale thereof, and WWWX does not have any contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any of such shares in any manner to any person or entity;

         (b) WWWX will not sell, transfer or otherwise dispose of any of the shares of NAAC Stock being acquired by WWWX, in any manner, unless at the time of such transfer: (i) a registration under the Securities Act of 1933, as amended (the "Securities Act") and under all other applicable securities laws is in effect with respect to the shares of the NAAC Stock to be sold, transferred or disposed of, and WWWX complies with all of the requirements of the Securities Act and such other applicable securities laws with respect to the proposed transaction; or (ii) WWWX has obtained and has provided to NAAC satisfactory evidence that the proposed sale, transfer or disposition does not require registration under the Securities Act or such other applica ble securities laws; and

         (c) The shares of NAAC Stock being acquired by WWWX have not been issued by NAAC pursuant to a registration under the Securities Act, and WWWX must therefore hold such shares indefinitely unless a subsequent registration or exemption therefrom is available and is obtained. No federal or state agency has approved or disapproved the issuance of the shares of NAAC Stock being acquired by WWWX for investment or any other purpose. All of the shares of NAAC Stock being acquired by WWWX have been issued and sold to WWWX in reliance upon a specific exemption from the registration requirements of the Securities Act.

         4.14 Disclosure. No representation or warranty by WWWX in this Agreement or in any other Exhibit, Schedule, list, certificate or document delivered pursuant to this Agreement, contains or will contain at Closing any untrue statement of material fact or omits or will omit to state any material fact necessary to make any statement herein and therein not misleading.

SECTION 5.        REPRESENTATIONS AND WARRANTIES OF NAAC

         NAAC hereby represents and warrants to WWWX, as follows:

         5.1 Organization and Good Standing. NAAC is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania.

         5.2 Authorization. The execution and delivery of this Agreement, and the issuance and delivery of the NAAC Stock in accordance herewith, together with all other actions described herein, have been duly authorized by all necessary action of the Board of Directors and shareholder of NAAC, and neither the execution and delivery of this Agreement nor the consummation of the transactions described herein (including the issuance and delivery of the NAAC Stock) by NAAC constitutes a violation or breach of applicable law or any material contract or instrument to which NAAC is a party or is bound, or any order, writ, injunction, decree or judgment applicable to it, or constitutes a default (or would but for the giving of notice or lapse of time or both, constitute a default) under any material contract or instrument to which NAAC is a party or by which it is bound, or conflicts with or violates any provision of the Articles of Incorporation or By-Laws of NAAC. Without limiting the generality of the foregoing provisions, the execution and delivery by NAAC of this Agreement and the consummation of the transactions described herein (including the issuance and delivery of the NAAC Stock) will not (i) result in a violation or default or give to any other person any rights, including rights of termination, cancellation or acceleration under any applicable law, rule or regulation, any material agreement, instrument or policy to which NAAC is a party or may be bound, (ii) result in any judgment, order, injunction, decree or ruling of any court or governmental authority to which it is a party or subject or (iii) require any authorization, consent, approval, exemption or other action by any court or administrative or governmental body which has not been obtained or any notice to or filing with any court or administrative or governmental body which has not been given or done. This Agreement has been duly executed and delivered by NAAC and constitutes the valid and binding obligation of NAAC enforceable in accordance with its terms.

         5.3 Consents. Except as set forth in Section 5.2, no consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person, entity or governmental body is required on the part of NAAC in connection with the execution and delivery by NAAC of this Agreement, or the compliance by NAAC with any of the provisions hereof.

         5.4 Disclosure. No representation or warranty by NAAC in this Agreement or in any other Exhibit, Schedule, list, certificate or document delivered pursuant to this Agreement, contains or will contain at Closing any untrue statement of material fact or omits or will omit to state any material fact necessary to make any statement herein and therein not misleading.


SECTION 6.        CONDITIONS PRECEDENT TO NAAC'S OBLIGATIONS

         All obligations of NAAC under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions unless otherwise waived in writing by NAAC:

         6.1 Representations and Warranties. WWWX's representations and warranties contained in this Agreement or in any list, certificate or document delivered pursuant to the provisions hereof shall be true at and as of the time of Closing.

         6.2 Performance of Agreements. WWWX shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing, including without limitation WWWX's obligation to deliver the Purchased Assets free and clear of liens and encumbrances in accordance with Section 3.4 hereof.







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




         6.3 Adverse Change. There shall not have been a material adverse change, occurrence or casualty, financial or otherwise, in AsseTrade or the Purchased Assets, whether covered by insurance or not.

         6.4 Closing Deliveries. WWWX shall have delivered the documents and other items described in Section 3 hereof.

         6.5 No Litigation. There shall not be any pending or, to the knowledge of WWWX, threatened action, proceeding or investigation by or before any court, arbitrator, governmental body or agency which shall seek to restrain, prohibit or invalidate the transactions described herein or which, if adversely determined, would result in a material breach of a representation, warranty or covenant of any party herein.

         6.6 Closing under NAAC/ETCO Agreement. Closing shall have occurred under the NAAC/ETCO Agreement.


SECTION 7.        CONDITIONS PRECEDENT TO WWWX'S OBLIGATIONS

         All obligations of WWWX under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions unless otherwise waived in writing by WWWX:

         7.1   Representations  and  Warranties.   NAAC's   representations  and
warranties contained in this Agreement shall be true at and as of the time of Closing.

         7.2 Performance of Agreements. NAAC shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         7.3 Closing Deliveries. NAAC shall have paid the Purchase Price for the Purchased Assets.

         7.4 No Litigation. There shall not be any pending or, to the knowledge of NAAC, threatened action, proceeding or investigation by or before any court, arbitrator, governmental body or agency which shall seek to restrain, prohibit or invalidate the transactions described herein or which, if adversely determined, would result in a material breach of a representation, warranty or covenant of any party herein.


SECTION 8.        FEES AND EXPENSES

         8.1 Representation and Indemnity with Respect to Brokers. Each party hereby represents and warrants to the other that it has not engaged or dealt with any broker or other person who may be entitled to any brokerage fee or commission in respect of the execution of this Agreement or the consummation of the transactions described herein. Without limiting the generality of the foregoing, each of the parties hereto shall indemnify and hold the other harmless against any claim, loss, liability or expense which may be asserted against such other party as a result of such first mentioned party's dealings, arrangements or agreements with any such broker or person.

         8.2 Expenses of the Transaction. Each party hereto shall pay its own expenses incidental to the preparation of this Agreement and the consummation of the transactions described herein.

         8.3 Sales, Transfer and Documentary Stamps. NAAC shall be responsible for payment of all sales, transfer and documentary taxes or stamps, if any, due as a result of the transfer of the Purchased Assets hereunder.

SECTION 9.        INDEMNIFICATION

         9.1 Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements made by any party in this Agreement or in any certificate delivered pursuant hereto shall survive the Closing.

         9.2 Indemnification by WWWX. WWWX shall defend, indemnify and hold NAAC harmless from and against (a) any and all liabilities and obligations of, or claims against, the Purchased Assets arising or accruing prior to the Closing, including without limitation the Avenir Claims, and (b) all actual or potential claims, demands, liabilities, damages, losses and out-of-pocket expenses including reasonable attorneys' fees whether or not reduced to judgment, order or award, caused by or arising out of (i) the breach of any covenant or agreement of WWWX in this Agreement or in any certificate delivered by it or them pursuant hereto, or (ii) the failure of any representations or warranties made by WWWX in this Agreement or in any certificate delivered by it or them pursuant hereto to have been true and correct when made and on and as of the Closing Date.

         9.3 Indemnification by NAAC. NAAC shall defend, indemnify and hold WWWX harmless from and against all actual or potential claims, demands, liabilities, damages, losses and out-of-pocket expenses including reasonable attorneys' fees whether or not reduced to judgment, order or award, caused by or arising out of
(a) the breach of any covenant or agreement of NAAC in this Agreement or in any certificate delivered by them pursuant hereto, or (b) the failure of any representations or warranties made by NAAC in this Agreement or in any certificate delivered by them pursuant hereto to have been true and correct when made and on and as of the Closing Date.

         9.4 Notice of Indemnification. In the event any legal proceeding shall be threatened or instituted or any claim or demand shall be asserted by any person or entity in respect of which payment may be sought by one party hereto from another party under the provisions of this Section 10, the party seeking indemnification (the "Indemnitee") shall promptly cause written notice of the assertion of any such claim of which it has knowledge which is covered by this indemnity to be forwarded to the other party (the "Indemnitor"); provided, however, that failure of the Indemnitee to give the Indemnitor notice as provided in this Section shall not relieve the Indemnitor of its obligations hereunder except to the extent that the Indemnitor shall have been prejudiced by such failure. Any notice of a claim by reason of any of the representations, warranties or covenants contained in this Agreement shall state in reasonable detail the representation, warranty or covenant with respect to which the claim is made, the facts giving rise to an alleged basis for the claim, and the amount of the liability asserted against the Indemnitor by reason of the claim.

         9.5 Indemnification Procedure for Third Party Claims. Except as otherwise provided herein, in the event of the initiation of any legal proceeding against an Indemnitee by a third party, the Indemnitor shall be entitled to assume the defense thereof, at the Indemnitor's sole expense. If the Indemnitor assumes the defense of any legal proceeding, it will not settle the legal proceeding without the prior written consent of the Indemnitee (which shall not be unreasonably withheld or delayed). The Indemnitee shall cooperate in all reasonable respects with the Indemnitor and its attorneys in the investigation, trial and defense of any legal proceeding and any appeal arising therefrom (including the filing in the Indemnitee's name of appropriate cross claims and counter claims). The Indemnitee may, at its own cost, participate in any investigation, trial and defense of such legal proceeding controlled by the Indemnitor and any appeal arising therefrom. If after receipt of a written notice pursuant to Section 9.4 hereof, the Indemnitor does not undertake to defend any such legal proceeding, the Indemnitee may, but shall have no obligation to, contest or defend against any legal proceeding and the Indemnitor shall be bound by the result obtained with respect thereto by the Indemnitee (including, without limitation, the settlement thereof without the consent of the Indemnitor). If there are one or more legal defenses available to the Indemnitee that conflict with those available to the Indemnitor, the Indemnitee shall have the right, at the expense of the Indemnitor, to assume the defense of the legal proceeding; provided, however, that in any event the Indemnitee may not settle such legal proceeding without the consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed. As used herein, a "legal proceeding" includes any judicial, administrative or arbitral action, suit, proceeding (public or private), claim or governmental proceeding.

         9.6  Payment  of  Indemnification   Amounts.  Amounts  payable  by  the
Indemnitor to the Indemnitee in respect of any claims hereunder shall be payable by the Indemnitor as incurred by the Indemnitee.

         9.7 Right of NAAC Successors to Enforce. WWWX agrees that the provisions of this Section 9 shall inure to the benefit of, and may be enforced by, any successor to the interests of NAAC (by assignment, merger, operation of law or otherwise, and regardless of whether such successor acquires such interests directly from NAAC), holding all or any part of the Purchased Assets ("NAAC Successor"), to the same extent as if the representations, warranties, covenants and agreements of WWWX contained in this Agreement had been made directly to such NAAC Successor. WWWX agrees that they shall execute and deliver to any NAAC Successor such further agreements, instruments or other documents as may be reasonably required to affirm the obligations of WWWX and the rights of such NAAC Successor hereunder.

SECTION 10.       POST-CLOSING MATTERS

         10.1 Further Assurances. At the request of NAAC or any NAAC Successor from time to time, WWWX shall, without further cost to NAAC or such NAAC Successor, at any time and from time to time, promptly do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, to NAAC or such NAAC Successor, as the case may be, all such further acts, transfers, assignments, deeds, powers and assurances of title, and additional papers and instruments, and will do or cause to be done all acts or things as often as may be proper or necessary or advisable for better assuring, conveying, transferring and assigning the Purchased Assets (including, without limitation, the Intangible Assets), and effectively to carry out the intent hereof, and to vest in NAAC or, as applicable, any NAAC Successor, the entire right, title and interest in and to all of the Purchased Assets. Without limiting the generality of the foregoing, WWWX agrees to furnish to NAAC or any NAAC Successor, all data, formulae, models, programs, software, notes, documents and all other information regarding the Intangible Assets in their possession, necessary or useful for NAAC or such NAAC Successor to develop the Intangible Assets, to utilize the Intangible Assets and to enable its attorneys to evaluate and properly protect the Intangible Assets.

         10.2 Responsibility for Litigation. WWWX shall be responsible for all present or future litigation and claims for injury and related expenses arising out of the conduct of the business of BarterOne up to the time of Closing, including without limitation, any litigation disclosed on Schedule 4.6 hereto and any litigation arising out of the Avenir Claims.

         10.3 Trade Secrets. WWWX shall not at any time after the Closing use for its own benefit, or divulge to any other person, firm or corporation, any confidential information or trade secrets relating in any way to the Intangible Assets, and at the Closing, WWWX shall deliver to NAAC all lists of customers, books, records, trade secrets, intellectual property and all other property constituting confidential information belonging to WWWX and in its possession related to the Purchased Assets. For the purposes hereof, the term "confidential information" means any and all information related to the Intangible Assets, customer and marketing relationships, and business and financial information of BarterOne. WWWX agrees that any violation of any of the covenants in this
Section 10.3 would cause substantial and irreparable injury to NAAC or any NAAC Successor, whereupon WWWX may be enjoined from any breach or threatened breach thereof in addition to, but not in limitation of, any of the rights or remedies to which NAAC or any such NAAC Successor is or may be entitled to at law or in equity or under this Agreement.

         10.4 Right of NAAC Successors to Enforce. WWWX agrees that the foregoing provisions of this Section 10 shall inure to the benefit of, and may be enforced by, any NAAC Successor, to the same extent as if the representations, warranties, covenants and agreements of WWWX contained herein had been made directly to such NAAC Successor. WWWX agrees that it shall execute and deliver to any NAAC Successor such further agreements, instruments or other documents as may be reasonably required to affirm the obligations of WWWX and the rights of such NAAC Successor hereunder.

         10.5 Commitment to Fund Entrade. From and after the Closing, NAAC shall disburse or guarantee to Entrade a minimum of $4,000,000 in equity funding for its working capital needs. NAAC shall further use its best efforts to obtain a guarantee of such funding commitment from a third party as described in Section
2.2.1 of the ETCO Agreement.


SECTION 11.       MISCELLANEOUS

         11.1 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania. The parties hereto agree that jurisdiction shall be proper in the courts of the Commonwealth of Pennsylvania and consent to jurisdiction and venue therein.

         11.2 Assignment. This Agreement shall not be assignable by any party without the prior written approval of the other party which shall not be unreasonably withheld. Notwithstanding the foregoing, NAAC may, without the consent of but with prior notice to WWWX, assign its rights under Sections 9 and 10 hereof to any NAAC Successor as provided therein, it being the intent of the parties that any such NAAC Successor shall be a third party beneficiary of such rights. To the extent assignable, this Agreement shall be binding upon, and inure to the benefit of, NAAC, WWWX, and their respective successors and assigns.

         11.3 Headings for Reference Only. The section and paragraph headings in this Agree ment are for convenience of reference only and shall not be deemed to modify or limit the provisions of this Agreement.

         11.4 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered by confirmed fax, personally, or by recognized overnight courier, or four days after being mailed by registered mail, return receipt requested, to a party at the following address (or to such other address as such party may have specified by notice given to the other party pursuant to this provision):

         If to WWWX:                     WorldWide Web NetworX Corporation
                                         3000 Atrium Way, Suite 202
                                         Mt. Laurel, NJ 08054
                                         Attention:  Robert D. Kohn
                                         Fax no. (609) 273-6913

         If to NAAC:                     NA Acquisition Corp.
                                         3000 Atrium Way, Suite 202
                                         Mt. Laurel, NJ 08054
                                         Attention:  Robert D. Kohn
                                         Fax no. (609) 273-6913

         With a copy to:                 Duane Morris & Heckscher, LLP
                                         One Liberty Place
                                         Philadelphia, PA 19103
                                         Attention:  Sheldon Bonovitz, Esquire
                                         Fax no. (215) 979-1020

         11.5 Entire Agreement and Amendment. This document and the Exhibits and Schedules hereto contain the entire agreement between the parties hereto with respect to the transactions described herein and supersede all prior or contemporaneous agreements, understandings, representations and warranties between the parties and may not be amended except by written instrument executed by the parties hereto.

         11.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.





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         IN  WITNESS  WHEREOF,  the  parties  hereto  have  duly  executed  this
Agreement as of the date first above written.


ATTEST:                                    WORLDWIDE WEB NETWORX CORPORATION


By:                                        By:/s/ Robert D. Kohn
   ---------------------------                --------------------------------
     Title:                                    Title:  President
           -------------------                       -------------------------


ATTEST:                                    NA ACQUISITION CORP.


By:                                        By:/s/ Robert D. Kohn
   ---------------------------                --------------------------------
     Title:                                    Title:  President
           -------------------                       -------------------------





































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